UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-21129

          Flaherty & Crumrine Preferred Securities Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                                 Pasadena, CA  91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                                 Pasadena, CA  91101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND

To Shareholders of Flaherty & Crumrine Preferred Securities Income Fund (“FFC”):

Fiscal 2015 came to a close on November 30, and in most regards it was another respectable year for preferred stocks. Total return on net asset value (“NAV”)1 was 2.2% for the fourth fiscal quarter2, and 4.4% for the full fiscal year. Total return on market price of Fund shares over the same periods were 14.0% and 6.4%, respectively.

The table below shows Fund returns over various measurement periods, and they continue to be very good. The table includes performance of two indices, Barclays U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for returns on broad asset categories.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED NOVEMBER 30, 2015

(Unaudited)

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Preferred Securities Income Fund	2.2%	1.2%	4.4%	9.4%	13.0%	8.4%	8.3%
Barclays U.S. Aggregate Index(2)	0.4%	-0.1%	1.0%	1.5%	3.1%	4.6%	4.4%
S&P 500 Index(3)	6.1%	-0.2%	2.7%	16.1%	14.4%	7.5%	9.3%

(1)	Since inception on January 29, 2003.
(2)	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Credit markets (including preferreds) had their share of fits and starts in 2015. Monetary policy “liftoff” was a constant debate that kept bond and stock markets on-edge. The Federal Reserve finally did raise short-term rates in December, but it was anticlimactic at best. Sharp declines in commodity prices brought many industries under the microscope, notably energy and metals, as credit metrics began to slip late in the year. Low interest rates, along with a host of mergers and acquisitions, led to a blockbuster year of issuance in corporate-debt securities—in many cases causing leverage ratios to tick higher. These factors led to a widening of credit spreads and sub-par performance in the broader corporate debt market.

[1]

Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.

[2]	September 1—November 30, 2015

One sector that shined in 2015 was financials. Banks, in particular, bucked the trend of weakening credit metrics. Regulation requiring banks to hold more capital and increased liquidity continued to weigh on earnings. However, having increasing amounts of common equity on the balance sheet is credit enhancing for preferred-securities investors. This credit trend helped bank preferreds perform well during the year, and we believe these regulatory trends are unlikely to reverse anytime soon.

The Fund’s energy portfolio, while not large at approximately 4% at year-end, had an outsized negative impact on returns this year. These portfolio holdings are exclusively in pipeline companies—most with very limited direct exposure to oil prices. These companies do, however, have a substantial backlog of projects that will require funding in coming years. Given a sharp drop in equity valuations, companies will increasingly need to rely on debt markets to fund projects. The result has been a dramatic repricing of bonds issued by these companies, as investors demand additional yield for new debt issuance. Preferred securities have weakened in step with debt securities, even though earnings and cash flows should remain relatively healthy. The market has not differentiated much, however, and prices on anything related to energy have moved materially lower.

We have written many times about growth in fixed-to-float preferred securities, noting both benefits (lower duration) and risks (extension).3 Performance of these securities was mixed throughout the year, with concerns about back-end-reset spreads on some fixed-to-float securities nearing their first-float dates leading to markedly lower prices. Recall that a back-end spread represents an issuer’s credit spread at the end of the fixed-rate period. Simply put, if an issuer’s credit spread at time of reset is higher than the reset spread, the security will remain outstanding (extend) and trade at a discount to par value.

Much of the fixed-to-float market was issued in a higher interest-rate environment when credit spreads were tighter. From an issuer’s perspective, some outstanding fixed-to-float securities are a cheaper source of capital than could be issued today. Persistently low interest rates, along with a widening of credit spreads, have increased the likelihood of extension for many of these securities—causing them to be a drag on performance throughout the year.

As we have mentioned before, it’s not all bad news for fixed-to-float securities. A security with very low duration due to a coupon that will adjust higher as short-term rates increase may be just what many investors want over time. There are also fixed-to-float securities with more current (higher) back-end-reset spreads—which have been among the market’s top performers.

One of the best places to be invested in 2015 was in preferreds that are listed on an exchange, typically in $25-par denominations (many of which have fixed-rate coupons). This market segment is the sole focus of preferred ETFs, which have had a disproportionate market impact for many years. ETFs have increased considerably in size as investors have piled on for perceived easy access to preferred securities, and this demand caused prices to move materially higher. Many listed preferred securities have some unflattering characteristics, but ETFs have been large and indiscriminate buyers. Consequently, 2015 returns were excellent, although we view their longer-term prospects less favorably at current prices.

[3]	All things being equal, lower-duration securities will not fall in price as much as higher-duration securities would when interest rates rise.

Dividends paid to Fund shareholders have been a bright spot for many years, and 2015 was no exception. Portfolio yields have held up better than expected in this low-rate environment, and leverage costs have remained extremely low. As a result, the Fund’s dividend rate has been among the highest offered by closed-end preferred funds. Leverage costs are likely to move higher over 2016, although pace is uncertain. Dividend rates have been set with this in mind and include a bit of cushion against higher short-term rates, but sustained Fed tightening would pressure the Fund’s distributable income. We encourage you to read the discussion topic that follows on monthly distributions to shareholders.

Markets are entering a new phase with “liftoff” having occurred in December, but many positive factors supporting the preferred market will persist over the near-term. The path to higher short-term rates is likely to be gradual as the economy shows no signs of overheating and monetary policy around the globe remains exceptionally easy. Approximately 90% of the preferred market is comprised of issuers from “financial” industries, including banks, insurance, finance, and REITs. While not a homogeneous group, broadly speaking we believe these sectors have stronger credit metrics than many other non-financial sectors. A search for yield continues, and preferred securities offer higher yields than most other fixed-income securities—especially for investors able to take advantage of lower tax rates on qualified dividend income.

We close this letter by acknowledging the retirement of a long-time portfolio manager of the Fund, and a co-founder of Flaherty & Crumrine, Don Crumrine. Don retired as a portfolio manager and from Flaherty & Crumrine on December 31, 2015. Don’s contributions to the Fund and our firm are immeasurable, but most importantly, he has been instrumental in shaping the culture of the firm so that it can continue to deliver strong investment performance for many years to come. We thank Don for his 33 years of service and lasting contributions, and we wish him all the best in retirement.

In the discussion topics that follow, we dig deeper into subjects mentioned here as well as others of interest to shareholders. In addition, we encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

The Flaherty & Crumrine Portfolio Management Team

January 1, 2016

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over both the recent six months and over the Fund’s fiscal year. These components include: (a) the total return on the Fund’s portfolio of securities; (b) any returns from hedging the portfolio against significant increases in long-term interest rates; (c) the impact of utilizing leverage to enhance returns to shareholders; and (d) the Fund’s operating expenses. When all of these components are added together, they comprise the total return on NAV.

Components of FFC’s Total Return on NAV

for Periods Ended November 30, 2015

		Six Months[1]	One Year
Total Return on Unleveraged Securities Portfolio (including principal change and income)		1.2%	3.9%
Return from Interest Rate Hedging Strategy		N/A	N/A
Impact of Leverage (including leverage expense)		0.4%	1.4%
Expenses (excluding leverage expense)		-0.4%	-0.9%
[1]Actual, not annualized	Total Return on NAV	1.2%	4.4%

For the six month and one year periods ended November 30, 2015 the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1 returned 2.3% and 5.7%, respectively. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the twelve-month period ending November 30, 2015, total return on market price of Fund shares was 6.4%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both the Fund’s NAV and the market price of its shares, can move dramatically when there is volatility in financial markets. The chart on page 5 contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

[1]

The BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track closely. If so, any premium or discount, calculated as the difference between these two inputs and expressed as a percentage, would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $20.05 on December 31st and assuming its current monthly distribution of $0.136 does not change, the current annualized yield on market price of Fund shares is 8.1%. In our opinion, this distribution rate measures up favorably with most comparable fixed-income investment opportunities. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

Economic and Interest Rate Recap and Outlook

U.S. inflation-adjusted Gross Domestic Product (real GDP) probably grew about 2.2% in 2015, slower than its 2.5% pace in 2014 and below most forecasts (including ours) entering the year. Most of the “miss” in 2015 came in the first quarter, when cold and snow across much of the nation held growth to just 0.6%; it appears to have averaged about 2.7% thereafter, about in-line with earlier full-year forecasts. Private domestic final sales expanded by more than 3%, led by solid gains in personal consumption and residential investment. Business investment and government spending were a little weaker than expected, but a wider trade deficit was 2015’s biggest economic headwind. Although U.S. economic growth was only modest in 2015, it was better than that of most other developed nations, and the U.S. dollar rose sharply, curbing exports.

We expect slightly firmer real GDP growth of about 2.5% in 2016. Personal consumption and residential investment should remain strong in 2016 as rising employment and gradually-accelerating wages boost income. In turn, that should prompt higher business investment as the year progresses. Trade probably will remain a headwind, however, and government spending gains are likely to lag as well.

Inflation remained at or below 0.5% in 2015 due to sharply lower energy prices. Recent warm winter weather in the U.S., higher oil output from the Middle East, and rising energy efficiency may push energy prices still lower over the near term, although a sharp drop in exploration activity should put a floor under prices at some point. Core U.S. inflation (i.e., excluding food and energy) edged upward in 2015 and now ranges between 1.2% (core personal consumption expenditure deflator) and 2.0% (core consumer price index).

As a disinflationary impulse from lower energy prices wanes, overall inflation should move up toward core inflation. And because energy prices dropped especially sharply in late 2014 and early 2015, headline inflation could rise fairly quickly in 2016 as those negative months roll out of year-over-year inflation calculations. We’re not inflation hawks, but we do expect inflation to pick up in 2016.

With economic growth modest and inflation low in 2015, long-term interest rates finished the year about where they began. Ten- and 30-year Treasury rates rose by 10 basis points (bp) to 2.27% and 26 bp to 3.01%, respectively. Short-term rates spent almost the whole year hovering near zero, finally rising by 25 bp in December when the Federal Open Market Committee (FOMC) ended seven years of zero-interest-rate policy.

We expect the FOMC to hike the fed funds rate by 25 bp per quarter until it reaches 2% or so, with more gradual moves thereafter, bringing rates back to 3-3.5%. We consider this the most likely path of rates, but risks are skewed toward less Fed tightening. Global economic growth is still slow, inflation is muted and most major central banks are easing monetary policy. Too-rapid Fed tightening could cause the U.S. dollar to soar, damaging exports and blunting inflation. Accordingly, markets discount somewhat less tightening than this “most likely” path of rates. We look for long-term Treasury rates to move modestly higher in 2016, but we do not expect another episode like 2013’s “taper tantrum,” when long-term interest rates shot up by more than 100 bp in short order.

Credit conditions were mixed in 2015. On a positive note, U.S. financial companies (especially banks) continued to build capital and liquidity, and loan defaults and delinquencies fell further. European banks, while not as far along in their recoveries as their U.S. counterparts, are also gradually rebuilding their balance sheets and looking more attractive. In contrast, nonfinancial companies increased leverage in 2015, and their credit metrics began to deteriorate, albeit from very strong levels in most cases. Looking ahead, we think economic and credit conditions should benefit preferred securities again in 2016. Although long-term U.S. interest rates are likely to rise modestly, spreads on preferred securities are wide and should absorb at least a portion of any rate increase. Financial issuers, which make up most of the preferred securities market, should benefit from gradual Fed tightening and improving credit profiles. We believe prospective returns on preferred securities remain attractive for long-term investors (that is, those within an investment horizon of at least 3-5 years) .

Implications of Fed Tightening on Dividends and Investments

In December, the FOMC raised its target for the federal funds rate by 25 bp to 0.25-0.50% after seven years of near-zero interest rates. FOMC members project additional rate hikes over coming years: 100 bp in 2016, 100 bp in 2017 and another 100 bp or so thereafter, bringing the fed funds rate to about 3.5% over a long horizon. Markets currently price in less tightening: 75 bp in 2016, 50 bp in 2017 and a long-run rate of about 3%. Markets expect a slower-and-lower period of tightening than does the Fed. Our own forecasts are in-between.

What will higher short-term rates mean for the Fund? Most directly, cost of the Fund’s floating-rate leverage will increase, while income on most of the Fund’s investments will hold about steady. Thus, higher leverage cost will reduce distributable income over the short run. That does not necessarily mean that the Fund’s dividend will fall immediately. We have anticipated rate hikes for some time and set the current dividend rate in light of that. However, higher leverage cost reduces income and will eventually lead to reduced Fund dividends unless it is offset by higher portfolio income. Higher rates could boost portfolio income over time as proceeds of called securities are reinvested (and some securities switch from fixed- to floating-rate), but it may take some time to adjust, and some coupons could float down rather than up. Distributable income is likely to fall over the next couple of years if rates rise as expected.

More positively, higher short-term rates should be associated with a stronger economy, which, in turn, should improve credit performance and lead to narrower yield spreads. This should be particularly true for financial institutions. Nearly all banks are “asset sensitive,” meaning their assets re-price more quickly than their liabilities. Banks’ net interest margins should expand as rates increase, improving profitability and allowing banks to build capital and reserves more quickly. Yield spreads on preferred securities are wide by historical standards and have ample room to contract, at least partly offsetting higher benchmark interest rates.

We have long said that a distribution yield of roughly 8% in a world of near-zero interest rates was bound to come to an end eventually. It has lasted longer than we and most other market participants expected. While that halcyon period may be coming to a close, we believe preferred securities still offer an attractive combination of high yield, good credit quality and tax-advantaged income.

Monthly Distributions to Fund Shareholders

When it comes to projecting income available to shareholders in future years, the elephant in the room is the expected cost of leverage. Use of leverage is an important part of the Fund’s strategy for producing high current income, and we could not produce the Fund’s current level of income without it. Leverage costs, which for the Fund are currently 3-month LIBOR + 0.75%, reset quarterly, remained low throughout 2015. We are, however, another year into economic recovery in the United States and the Fed raised short-term rates in December for the first time in seven years.

Looking into 2016 and beyond, with potentially higher leverage costs, there are two questions that shareholders might ask.

If you expect the cost of leverage to increase, why not remove (or at least reduce) leverage from the Fund?

The answer is twofold. First, as shown for this past fiscal year in the first discussion topic above, so long as the cost of leverage is below income earned on the portfolio—which has almost always been the case—income available to shareholders will be higher with leverage than it would be without leverage. Second, following the same logic, removing or substantially reducing leverage today would result in a material reduction in the current dividend rate, given current wide spreads between yields on preferred securities and cost of leverage. So even if leverage costs increase, benefits to distributable income over time can still be substantial as long as leverage costs do not exceed portfolio yield.

If you think short-term rates are going to increase, why don’t you hedge the cost of leverage?

In general, hedging is done for two reasons: first, to reduce absolute exposure to a particular risk; and second, to reduce volatility associated with a particular risk. When considering a hedge against a rise in short-term rates, one has to weigh cost versus benefit. If we knew exactly when rates would rise and by how much, then we could evaluate the explicit costs and determine if it would be a winning trade.

Since we don’t know the exact timing or magnitude of higher short-term interest rates, a hedge is really another investment decision—one in which we would be betting that the cost of a hedge now (in the form of higher leverage costs today) will be lower than the actual cost of leverage (unhedged) over the hedge’s timeframe. In other words, the Fund’s distributable income would be lower today if we were to hedge the cost of leverage very far into the future. This is because today’s upward-sloping yield curve means the market already expects rates in the future to be higher, so that expected cost is reflected in hedging cost today.

We acknowledge this is complicated, but to simplify: hedging the cost of leverage today would result in lower income today—and may or may not result in improved return (relative to no hedge) in the future. This is because hedging today costs money.

We are not opposed to hedging leverage costs in the right context. However, we acknowledge that a hedge is a bet on the timing and magnitude of rate increases relative to the market’s pricing of these risks. There are times when the market’s expectations of future rates make this a worthwhile bet, or when risk reduction offered by hedging is particularly valuable, but we don’t feel this is true today. Funds that hedged over the past couple years missed out on quite a bit of distributable income without providing protection until very recently, since short-term interest rates didn’t move higher until December 2015.

We would like our shareholders to understand that we are not currently hedging the cost of leverage, and are unlikely to do so unless the market’s expectations (and, therefore, hedging costs) change. As a result, shareholders are receiving more income today (and have received more over the last several years) in exchange for potentially lower income and returns in the future. Given the current cost of hedging, we have so far decided it is best to take short-term rates as they come.

Federal Tax Advantages of 2015 Calendar Year Distributions

In calendar year 2015, approximately 68.1% of distributions made by the Fund was eligible for treatment as qualified dividend income, or QDI. For taxpayers in the 15% marginal tax bracket, QDI is taxed by the federal government at 0% instead of an individual’s ordinary income tax rate; for taxpayers in the 25%-35% marginal tax brackets, QDI is taxed at 15%; and for taxpayers in the 39.6% marginal tax bracket, QDI is taxed at 20%.

For an individual in the 28% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 19.1% rate versus the 28% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, all other things being equal, such an individual who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $183.27 in distributions from a fully-taxable bond fund to net the same after-tax amount as the $163.20 in distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

Corporate shareholders also receive a federal tax benefit from the 35.3% distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2016’s distributions may not be the same (or even similar) to 2015.

Contingent Capital Securities

Some debt and traditional and hybrid preferred securities include “loss absorption” provisions that make the securities more like equity. These securities are generally referred to as contingent capital securities, or “CoCos.” CoCos are typically issued by financial companies, such as banks, in order to be a source of capital in a time of crisis.

In one type of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be written down to below original principal amount (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. Such securities may, but are not required to, provide for circumstances under which liquidation value may be adjusted back up, such as an improvement in capitalization and/or earnings.

Another type of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. A mandatory conversion might result, for instance, from the issuer’s failure to maintain a capital minimum. In addition, some Cocos provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Risks of Investing in Contingent Capital Securities

CoCo’s which are subject to an automatic write-down (i.e., automatic write-down of the original principal amount, potentially to zero, and cancellation of the securities) under certain circumstances could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that have not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s written-down value. Finally, since the write-down would occur automatically, holders would not be able to protect the value of the security through the bankruptcy process.

If a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances and such conversion event occurs, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common shares not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s regulatory capital ratio) and status as a going concern, so the market price of the issuer’s common shares received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common shares would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding.

It will often be difficult to predict when, if at all, an automatic write-down or conversion event will occur. Accordingly, trading behavior of CoCos may not follow trading behavior of other types of debt and preferred securities. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of a CoCo. CoCos are a relatively new form of security and the full effects of an automatic write-down or conversion event have not been experienced broadly in the marketplace. An automatic write-down or conversion event may be unpredictable and the potential effects of such event on the Fund’s yield, NAV and/or market price would likely be adverse, perhaps materially so. As of November 30, 2015, less than 2% of the Fund’s assets were invested in CoCos. The Fund is not limited in the extent to which it can invest in CoCos.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OVERVIEW

November 30, 2015 (Unaudited)

Fund Statistics

Net Asset Value	$19.04

Market Price	$20.14

Premium	5.78%

Yield on Market Price	8.10%

Common Stock Shares Outstanding	43,683,937

Moody’s Ratings*	% of Net Assets†

A	1.4%

BBB	69.5%

BB	19.3%

Below “BB”	0.8%

Not Rated**	7.1%

Below Investment Grade***	20.9%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.9%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.7%

JPMorgan Chase	4.8%

HSBC PLC	4.5%

Wells Fargo & Company	4.4%

MetLife	4.3%

Fifth Third Bancorp	3.8%

M&T Bank Corporation	3.7%

PNC Financial Services Group	3.6%

Citigroup	3.4%

Axis Capital Holding Ltd.	2.9%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	59%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	46%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for the tax characterization of 2015 distributions.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

November 30, 2015

Shares/$ Par		Value

Preferred Securities — 93.4%
	Banking — 46.9%
5,420	Astoria Financial Corp., 6.50%, Series C	$142,012	*
	Bank of America Corporation:
$6,310,000	8.00%, Series K	6,530,850	*(1)
$10,000,000	8.125%, Series M	10,400,000	*
	Barclays Bank PLC:
390,600	7.10%, Series 3	10,128,258	**(3)
23,000	7.75%, Series 4	603,060	**(3)
481,036	8.125%, Series 5	12,723,402	**(1)(3)
1,357	BB&T Corporation, 5.625%, Series E	35,177	*(1)
$14,670,000	BNP Paribas, 7.375%, 144A****	15,091,762	**(3)
26,900	Capital One Financial Corporation, 6.70%, Series D	719,104	*
	Citigroup, Inc.:
981,500	6.875%, Series K	26,767,959	*(1)
572,357	7.125%, Series J	16,159,069	*(1)
	CoBank ACB:
53,520	6.125%, Series G, 144A****	5,060,985	*
104,000	6.20%, Series H, 144A****	10,702,255	*
60,000	6.25%, Series F, 144A****	6,213,750	*(1)
$35,100,000	Colonial BancGroup, 7.114%, 144A****	52,650	(4)(5)††
29,900	Cullen/Frost Bankers, Inc., 5.375%, Series A	766,382	*
1,663,046	Fifth Third Bancorp, 6.625%, Series I	47,816,730	*(1)
	First Horizon National Corporation:
3,730	First Tennessee Bank, Adj. Rate, 3.75%(6), 144A****	2,426,132	*
8	FT Real Estate Securities Company, 9.50%, 144A****	10,420,000
642,800	First Niagara Financial Group, Inc., 8.625%, Series B	17,497,980	*(1)
	First Republic Bank:
50,000	5.625%, Series C	1,280,575	*
99,000	6.70%, Series A	2,622,758	*(1)
	Goldman Sachs Group:
$390,000	5.70%, Series L	390,487	*
140,000	6.375%, Series K	3,780,000	*(1)
	HSBC PLC:
$4,400,000	HSBC Capital Funding LP, 10.176%, 144A****	6,619,844	(1)(2)(3)
729,000	HSBC Holdings PLC, 8.00%, Series 2	18,707,963	**(1)(3)
860,000	HSBC USA, Inc., 6.50%, Series H	22,344,950	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2015

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	ING Groep NV:
355,000	6.375%	$9,059,600	**(3)
125,000	7.05%	3,292,813	**(3)
116,054	7.20%	3,039,628	**(3)
	JPMorgan Chase & Company:
$5,450,000	6.00%, Series R	5,483,899	*(1)
56,600	6.125%, Series Y	1,447,262	*
183,700	6.70%, Series T	4,954,389	*(1)
$15,155,000	6.75%, Series S	16,439,386	*(1)
$32,000,000	7.90%, Series I	33,000,000	*(1)
	M&T Bank Corporation:
$16,750,000	6.450%, Series E	17,805,250	*(1)
$29,323,000	6.875%, Series D, 144A****	29,396,307	*(1)
	Morgan Stanley:
502,400	6.875%, Series F	13,876,288	*(1)
298,300	7.125%, Series E	8,499,313	*(1)
	PNC Financial Services Group, Inc.:
1,465,360	6.125%, Series P	41,488,005	*(1)
$3,678,000	6.75%, Series O	4,003,466	*(1)
$7,885,000	RaboBank Nederland, 11.00%, 144A****	9,806,969	(1)(2)(3)
27,213	Regions Financial Corporation, 6.375%, Series B	726,356	*
89,412	Royal Bank of Canada, 6.75%, Series C-2	2,601,889	**(3)
	Royal Bank of Scotland Group PLC:
25,000	6.60%, Series S	639,000	**(3)
292,000	7.25%, Series T	7,530,680	**(1)(3)
	Sovereign Bancorp:
$1,000,000	Sovereign Capital Trust VI, 7.908%, 06/13/36	1,023,324
8,641	Sovereign REIT, 12.00%, Series A, 144A****	11,006,474
505,500	State Street Corporation, 5.90%, Series D	13,881,788	*(1)
107,166	SunTrust Banks, Inc., 5.875%, Series E	2,737,180	*
216,000	US Bancorp, 6.50%, Series F	6,277,500	*(1)
357,568	Webster Financial Corporation, 6.40%, Series E	9,261,905	*
	Wells Fargo & Company:
339,095	5.85%, Series Q	8,759,672	*(1)
$3,000,000	5.875%, Series U	3,165,000	*(1)
402,925	6.625%, Series R	11,426,953	*(1)
$16,314,000	7.98%, Series K	17,150,093	*(1)
550,500	8.00%, Series J	15,547,496	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2015

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	Zions Bancorporation:
20,000	6.30%, Series G	$521,250	*
$9,000,000	7.20%, Series J	9,686,250	*(1)
519,842	7.90%, Series F	13,869,385	*(1)

		593,408,864

	Financial Services — 1.6%
190,000	Charles Schwab Corporation, 6.00%, Series C	4,961,185	*(1)
$5,650,000	General Electric Capital Corp., 7.125%, Series A	6,723,500	*(1)
	HSBC PLC:
358,895	HSBC Finance Corporation, 6.36%, Series B	9,129,392	*(1)

		20,814,077

	Insurance — 25.6%
$4,566,000	Ace Ltd.:
	Ace Capital Trust II, 9.70% 04/01/30	6,666,360	(1)(2)(3)
691,428	Allstate Corp., 6.625%, Series E	19,002,170	*(1)
$1,053,000	Aon Corporation, 8.205% 01/01/27	1,326,780	(1)(2)
615,000	Arch Capital Group, Ltd., 6.75%, Series C	16,606,538	**(1)(3)
	Aspen Insurance Holdings Ltd.:
71,206	5.95%	1,817,818	**(3)
16,729	7.25%	447,024	**(3)
87,755	7.401%	2,254,207	**(3)
	AXA SA:
$3,315,000	6.379%, 144A****	3,569,857	**(1)(2)(3)
$2,750,000	8.60% 12/15/30	3,815,625	(3)
1,375,718	Axis Capital Holdings Ltd., 6.875%, Series C	36,981,363	**(1)(3)
732,250	Delphi Financial Group, 7.376%, 05/15/37	18,168,953	(1)(2)
	Endurance Specialty Holdings:
84,000	6.35%, Series C	2,094,120	**(3)
185,902	7.50%, Series B	4,794,691	**(3)
$13,308,000	Everest Re Holdings, 6.60%, 05/15/37	12,143,550	(1)(2)
50,000	Hartford Financial Services Group, Inc., 7.875%	1,572,075
$36,918,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	55,469,295	(1)(2)
	MetLife:
$16,612,000	MetLife, Inc., 10.75% 08/01/39	26,288,490	(1)(2)
$2,250,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	2,812,500	(1)
$18,250,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	25,504,375	(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2015

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	PartnerRe Ltd.:
94,500	5.875%, Series F	$2,489,489	**(3)
450,299	7.25%, Series E	12,771,155	**(1)(3)
	Prudential Financial, Inc.:
$4,906,000	5.625% 06/15/43	5,114,505	(1)(2)
$3,900,000	5.875% 09/15/42	4,161,300	(1)(2)
	QBE Insurance:
$14,152,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	15,726,410	(1)(2)(3)
	Unum Group:
$15,240,000	Provident Financing Trust I, 7.405% 03/15/38	16,764,000	(1)(2)
	XL Group PLC:
$33,000,000	XL Capital Ltd., 6.50%, Series E	25,822,500	(1)(2)(3)

		324,185,150

	Utilities — 11.4%
	Baltimore Gas & Electric Company:
10,000	6.70%, Series 1993	1,015,000	*(1)
15,000	7.125%, Series 1993	1,523,907	*
	Commonwealth Edison:
$15,828,000	COMED Financing III, 6.35% 03/15/33	16,453,048	(1)(2)
$11,662,000	Dominion Resources, Inc., 7.50% 06/30/66	10,162,267	(1)(2)
164,400	Georgia Power Company, 6.50%, Series 2007A	17,472,646	*(1)
98,800	Indianapolis Power & Light Company, 5.65%	10,022,025	*
463,700	Integrys Energy Group, Inc., 6.00%	11,853,331	(1)(2)
	Nextera Energy:
$16,293,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	13,075,132	(1)(2)
$5,100,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	5,012,637	(1)(2)
	PECO Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,734,881	(1)(2)
	PPL Corp:
$18,180,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	15,002,845	(1)(2)
$23,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	19,681,250	(1)(2)
197,500	Southern California Edison, 6.50%, Series D	20,330,156	*(1)

		144,339,125

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2015

Shares/$ Par		Value

Preferred Securities — (Continued)
	Energy — 3.0%
$2,510,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	$1,995,450
$38,198,000	Enbridge Energy Partners LP, 8.05% 10/01/37	34,096,681	(1)(2)
$1,471,000	Enterprise Products Operating L.P., 8.375% 08/01/66, Series A	1,445,257

		37,537,388

	Real Estate Investment Trust (REIT) — 3.1%
27,745	Equity CommonWealth, 7.25%, Series E	712,700
	National Retail Properties, Inc.:
263,818	5.70%, Series E	6,662,064	(1)(2)
137,417	6.625%, Series D	3,626,641
	PS Business Parks, Inc.:
22,000	5.70%, Series V	550,693
30,000	5.75%, Series U	750,300
55,000	6.00%, Series T	1,427,800
238,391	6.45%, Series S	6,294,118	(1)(2)
75,000	Public Storage, 6.375%, Series Y	2,081,250
474,491	Realty Income Corporation, 6.625%, Series F	12,507,583	(1)(2)
156,988	Regency Centers Corporation, 6.625%, Series 6	4,129,020

		38,742,169

	Miscellaneous Industries — 1.8%
	BHP Billiton Limited:
$2,500,000	BHP Billiton Finance U.S.A., Ltd., 6.75% 10/19/75, 144A****	2,496,875	(3)
$9,500,000	Land O’ Lakes, Inc., 8.00%, 144A****	9,868,125	*(1)
105,400	Ocean Spray Cranberries, Inc., 6.25%, 144A****	9,479,413	*
48,000	Stanley Black & Decker, Inc., 5.75%, 07/25/52	1,248,120	(1)

		23,092,533

	Total Preferred Securities (Cost $1,166,059,788)	1,182,119,306

Corporate Debt Securities — 4.5%
	Banking — 1.5%
$10,992,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	14,029,221	(1)(2)
131,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	3,381,438
28,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	788,376

		18,199,035

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2015

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Financial Services — 0.3%
101,339	Affiliated Managers Group, Inc., 6.375% 08/15/42	$2,656,987	(1)(2)
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	149,342	(4)(5)††
30,586	Raymond James Financial, 6.90% 03/15/42	829,569	(1)

		3,635,898

	Insurance — 1.3%
$13,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	16,818,300	(1)(2)

		16,818,300

	Energy — 0.6%
$6,717,000	Energy Transfer Partners LP, 8.25% 11/15/29	7,903,612	(1)(2)

		7,903,612

	Communication — 0.5%
231,060	Qwest Corporation, 7.375% 06/01/51	5,906,471	(1)(2)

		5,906,471

	Miscellaneous Industries — 0.3%
$3,550,000	Pulte Group, Inc., 7.875% 06/15/32	4,100,250	(1)(2)

		4,100,250

	Total Corporate Debt Securities (Cost $47,082,798)	56,563,566

Common Stock — 0.2%
	Banking — 0.2%
54,740	CIT Group, Inc.	2,351,630	*

		2,351,630

	Insurance — 0.0%
241,737	WMI Holdings Corporation, 144A****	592,256	*†

		592,256

	Total Common Stock (Cost $23,031,471)	2,943,886

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2015

Shares/$ Par		Value

Money Market Fund — 0.7%
	BlackRock Liquidity Funds:
9,453,031	T-Fund, Institutional Class	$9,453,031

	Total Money Market Fund (Cost $9,453,031)	9,453,031

Total Investments (Cost $1,245,627,088***)	98.8%		1,251,079,789

Other Assets And Liabilities (Net)	1.2%		15,019,904

Total Managed Assets	100.0%	‡	$1,266,099,693

Loan Principal Balance			(434,375,000)

Total Net Assets Available To Common Stock			$831,724,693

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2015, these securities amounted to $251,279,326 or 19.8% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $741,829,814 at November 30, 2015.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $309,760,159 at November 30, 2015.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of November 30, 2015.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2015

ASSETS:
Investments, at value (Cost $1,245,627,088)		$1,251,079,789
Receivable for investments sold		1,290,322
Dividends and interest receivable		14,839,971
Prepaid expenses		59,203

Total Assets		1,267,269,285

LIABILITIES:
Loan Payable	$434,375,000
Dividends payable to Common Stock Shareholders	400,580
Investment advisory fees payable	449,230
Administration, Transfer Agent and Custodian fees payable	107,079
Servicing Agent fees payable	50,733
Professional fees payable	71,272
Accrued expenses and other payables	90,698

Total Liabilities		435,544,592

NET ASSETS AVAILABLE TO COMMON STOCK		$831,724,693

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$2,499,059
Accumulated net realized loss on investments sold		(204,406,653)
Unrealized appreciation of investments		5,452,701
Par value of Common Stock		436,839
Paid-in capital in excess of par value of Common Stock		1,027,742,747

Total Net Assets Available to Common Stock		$831,724,693

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (43,683,937 shares outstanding)		$19.04

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2015

INVESTMENT INCOME:
Dividends†		$43,272,776
Interest		38,643,421
Rehypothecation Income		156,359

Total Investment Income		82,072,556

EXPENSES:
Investment advisory fees	$5,527,576
Interest expenses	4,468,826
Servicing Agent fees	626,737
Administrator’s fees	530,244
Professional fees	108,525
Insurance expenses	144,263
Transfer Agent fees	29,947
Directors’ fees	71,844
Custodian fees	88,914
Compliance fees	35,000
Other	289,051

Total Expenses		11,920,927

NET INVESTMENT INCOME		70,151,629

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the year		10,939,570
Change in unrealized appreciation/(depreciation) of investments		(45,398,220)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(34,458,650)

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$35,692,979

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2015	Year Ended November 30, 2014
OPERATIONS:
Net investment income	$70,151,629	$71,566,341
Net realized gain/(loss) on investments sold during the year	10,939,570	31,974,200
Change in net unrealized appreciation/(depreciation) of investments	(45,398,220)	35,259,453

Net increase in net assets resulting from operations	35,692,979	138,799,994

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(71,209,477)	(72,921,312)

Total Distributions to Common Stock Shareholders	(71,209,477)	(72,921,312)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	2,599,042	1,515,543

Net increase in net assets available to Common Stock resulting from Fund share transactions	2,599,042	1,515,543

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE YEAR	$(32,917,456)	$67,394,225

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$864,642,149	$797,247,924
Net increase/(decrease) in net assets during the year	(32,917,456)	67,394,225

End of year (including undistributed net investment income of $2,499,059 and $1,649,722, respectively)	$831,724,693	$864,642,149

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2015

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$35,692,979

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(122,171,631)
Proceeds from disposition of investment securities	111,895,541
Net purchases of short-term investment securities	(1,219,808)
Cash received from bankruptcy settlement	211,487
Increase in dividends and interest receivable	(450,385)
Decrease in receivable for investments sold	316,228
Decrease in prepaid expenses	3,767
Net amortization/(accretion) of premium/(discount)	1,795,899
Decrease in payables to related parties	(8,824)
Increase in accrued expenses and other liabilities	34,254
Change in net unrealized (appreciation)/depreciation of investments	45,398,220
Net realized gain from investments sold	(10,939,570)

Net cash provided by operating activities	60,558,157

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	8,000,000
Dividends paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(68,558,157)

Net cash used in financing activities	(60,558,157)

Net increase/(decrease) in cash	—

CASH:
Beginning of the year	$—

End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$4,475,497
Reinvestment of dividends	2,599,042
Increase in dividends payable to common stock shareholders	52,278

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each year

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30,
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$19.85	$18.34	$18.97	$15.97	$16.35

INVESTMENT OPERATIONS:
Net investment income	1.61	1.64	1.68	1.72	1.67
Net realized and unrealized gain/(loss) on investments	(0.79)	1.55	(0.56)	2.98	(0.43)

Total from investment operations	0.82	3.19	1.12	4.70	1.24

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.63)	(1.68)	(1.75)	(1.70)	(1.62)

Total distributions to Common Stock Shareholders	(1.63)	(1.68)	(1.75)	(1.70)	(1.62)

Net asset value, end of year	$19.04	$19.85	$18.34	$18.97	$15.97

Market value, end of year	$20.14	$20.60	$17.60	$19.80	$17.13
Total investment return based on net asset value*	4.36%	18.16%	6.10%	30.60%	7.60%
Total investment return based on market value*	6.37%	27.78%	(2.45)%	27.08%	11.92%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$831,725	$864,642	$797,248	$821,313	$687,302
Operating expenses including interest expense(1)	1.40%	1.39%	1.44%	1.68%	1.64%
Operating expenses excluding interest expense	0.88%	0.88%	0.90%	1.04%	1.02%
Net investment income†	8.25%	8.55%	8.87%	9.93%	10.01%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	9%	29%	24%	36%	24%
Total managed assets, end of year (in 000’s)	$1,266,100	$1,291,017	$1,221,423	$1,233,788	$1,063,377
Ratio of operating expenses including interest expense(1) to total managed assets	0.93%	0.92%	0.95%	1.11%	1.09%
Ratio of operating expenses excluding interest expense to total managed assets	0.58%	0.58%	0.60%	0.69%	0.67%

*	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.
(1)	See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2014	$0.1360	$19.78	$19.05	$19.69
January 30, 2015	0.1360	19.93	20.82	19.93
February 27, 2015	0.1360	19.91	20.60	19.91
March 31, 2015	0.1360	20.03	20.34	20.03
April 30, 2015	0.1360	19.81	20.59	19.81
May 29, 2015	0.1360	19.65	20.53	19.65
June 30, 2015	0.1360	19.26	18.66	19.01
July 31, 2015	0.1360	19.31	18.48	18.56
August 31, 2015	0.1360	19.04	18.05	18.20
September 30, 2015	0.1360	18.90	18.75	18.70
October 30, 2015	0.1360	19.06	19.62	19.06
November 30, 2015	0.1360	19.04	20.14	19.13

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	11/30/2015	11/30/2014	11/30/2013	11/30/2012	11/30/2011
Total Debt Outstanding, End of Period (000s)(1)	$434,375	$426,375	$424,175	$412,475	$376,075
Asset Coverage per $1,000 of Debt(2)	2,915	3,028	2,880	2,991	2,828

(1)	See Note 8.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000s.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Flaherty & Crumrine Preferred Securities Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

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Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of November 30, 2015 is as follows:

	Total Value at November 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$593,408,864	$490,993,924	$102,362,290	$52,650
Financial Services	20,814,077	20,814,077	—	—
Insurance	324,185,150	190,534,320	133,650,830	—
Utilities	144,339,125	44,943,945	99,395,180	—
Energy	37,537,388	1,445,257	36,092,131	—
Real Estate Investment Trust (REIT)	38,742,169	38,742,169	—	—
Miscellaneous Industries	23,092,533	3,744,995	19,347,538	—
Corporate Debt Securities
Banking	18,199,035	4,169,814	14,029,221	—
Financial Services	3,635,898	3,486,556	—	149,342
Insurance	16,818,300	—	16,818,300	—
Energy	7,903,612	—	7,903,612	—
Communication	5,906,471	5,906,471	—	—
Miscellaneous Industries	4,100,250	—	4,100,250	—
Common Stock
Banking	2,351,630	2,351,630	—	—
Insurance	592,256	592,256	—	—
Money Market Fund	9,453,031	9,453,031	—	—

Total Investments	$1,251,079,789	$817,178,445	$433,699,352	$201,992

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During the reporting period, securities with an aggregate market value of $54,961,203 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the reporting period, there were no transfers into Level 1 from Level 2.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/14	$358,187	$52,650	$305,537
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(156,195)	—	(156,195)
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 11/30/15	$201,992	$52,650	$149,342

For the year ended November 30, 2015, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(156,195). Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

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The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 11/30/15	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$52,650	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Corporate Debt Securities	149,342	Bankruptcy recovery	Credit/Structure-specific recovery	2% - 5% (3.2%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of

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the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2015, 2014 and 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 were as follows:

	Distributions paid in fiscal year 2015		Distributions paid in fiscal year 2014
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	$71,209,477	$0	$72,921,312	$0

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 30, 2015, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(169,291,773)	$2,357,193	$0	$(29,559,130)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below. During the year ended November 30, 2015, the Fund utilized $10,774,416 of capital losses expiring in 2016.

2016	2017	No Expiration Short Term*	No Expiration Long Term*	Total

$78,531,452	$90,760,321	$0	$0	$169,291,773

*	Under the Regulated Investment Company Modernization Act of 2010, as amended (“Modernization Act”), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

Reclassification of accounts: During the year ended November 30, 2015, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2015. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments

$(190,011)	$1,907,185	$(1,717,174)

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $80,000 of federal excise taxes attributed to calendar year 2015. The Fund paid $59,334 of federal excise taxes attributable to calendar year 2014 in March 2015.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically, the Fund has used options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund has also purchased and written call options on Treasury futures

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the fiscal years ended November 30, 2015 and November 30, 2014.

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund’s average weekly total managed assets, 0.45% of the next $300 million of the Fund’s average weekly total managed assets, and 0.40% of the Fund’s average weekly total managed assets above $500 million.

For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a monthly fee calculated in an annual amount equal to (a) an FC Funds Fee (defined below) times (b) the Fund’s average weekly net assets attributable to Common Stock divided by the average weekly net assets attributable to the aggregate common stock of both the Fund and Flaherty & Crumrine Total Return Fund (together with the Fund, the “FC

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NOTES TO FINANCIAL STATEMENTS (Continued)

Funds”). The FC Funds Fee is 0.10% on the first $500 million of average weekly net assets attributable to the common stock of the FC Funds and 0.05% on average weekly net assets greater than $500 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon (c/o, Computershare) also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the year ended November 30, 2015, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $122,171,631 and $111,895,541, respectively.

At November 30, 2015, the aggregate cost of securities for federal income tax purposes was $1,280,638,919, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $82,366,619 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $111,925,749.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

6.	Common Stock

At November 30, 2015, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Year Ended 11/30/15		Year Ended 11/30/14
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	131,713	$2,599,042	78,119	$1,515,543

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement (“Financing Agreement”) with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of November 30, 2015, the committed amount, and amount borrowed, under the Financing Agreement was $434.375 million.

The lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. For the year ended November 30, 2015, the daily weighted average annualized interest rate on the drawn balance was 1.02% and the average daily loan balance was $431,131,164. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of the net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”). Under normal market conditions, at least 80% of the Fund’s total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokerage, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid (i.e., fully taxable, preferred) securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of

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NOTES TO FINANCIAL STATEMENTS (Continued)

income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Preferred Securities Income Fund Incorporated, including the portfolio of investments, as of November 30, 2015, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets available to common stock for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, transfer agent or by other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine Preferred Securities Income Fund Incorporated as of November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets available to common stock for each of years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 21, 2016

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2015, $3,095 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Additional Compensation Agreement

The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund’s total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 12, 2015. This filing as well as the Fund’s proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2015. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2016 with information about the tax character of distributions they received in calendar year 2015.

	Individual Shareholder		Corporate Shareholder
	QDI	Ordinary Income	DRD	Ordinary Income
Fiscal Year 2015	66.83%	33.17%	34.48%	65.52%
Calendar Year 2015	68.11%	31.89%	35.33%	64.67%

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 66	Director	Class I Director since January 2003	President of Delta Dividend Group, Inc. (investments)	5	Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 68	Director and Nominating and Governance Committee Chairman	Class II Director since January 2003	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 54	Director	Class II Director since July 2005	Board Chair and Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2017 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2016 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Robert F. Wulf 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 78	Director and Audit Committee Chairman	Class III Director since January 2003	Financial Consultant; Former Trustee University of Oregon Foundation; Trustee, San Francisco Theological Seminary	5	None

INTERESTED DIRECTOR and OFFICER:

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 40	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since January 2016	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2017 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2016 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.
†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser. Mr. Donald F. Crumrine, who was considered an “interested person” because of his affiliation with the Fund’s investment adviser, retired from the Board effective January 22, 2016.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 43	Chief Compliance Officer, Vice President and Secretary	Since July 2005

Executive Vice President of Flaherty & Crumrine since September 2014; Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine; Vice President of Flaherty & Crumrine until September 2014

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 56	Chief Financial Officer, Vice President and Treasurer	Since July 2003	Portfolio Manager of Flaherty & Crumrine; Executive Vice President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 41	Assistant Treasurer	Since April 2014	Trader of Flaherty & Crumrine since September 2013; Director at Deutsche Bank Securities from 2009 to July 2013

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 52	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since July 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 59	Assistant Treasurer	Since August 2010	Administrator of Flaherty & Crumrine

*	Each Officer serves until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Directors

R. Eric Chadwick, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Preferred Securities Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual

Report

November 30, 2015

www.preferredincome.com

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Morgan Gust, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,500 for 2015 and $47,500 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,910 for 2015 and $8,910 for 2014. Services included the preparation and review of federal and state tax returns, excise tax returns, and tax distribution requirements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)

The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  N/A

(c)  0%

(d)  N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following seven pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred Income Fund
Flaherty & Crumrine Preferred Income Opportunity Fund
Flaherty & Crumrine Preferred Securities Income Fund
Flaherty & Crumrine Total Return Fund
Flaherty & Crumrine Dynamic Preferred and Income Fund

As sub-adviser to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund
As sub-adviser to the “Mutual Fund”	Flaherty & Crumrine Preferred and Income Securities Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

General

FCI has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where FCI may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., FCI will apply the same principles as would apply to common or preferred stock, mutatis mutandis.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, FCI will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, FCI will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.

In cases where the voting of proxies would not justify the time and costs involved, FCI may refrain from voting. From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of FCI’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. In non-routine matters, FCI, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Voting of Preferred Stock Proxies

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Codes of Ethics” and “Item 7 - Proxy Voting Policies.”

(a)(1) Portfolio Managers

R. Eric Chadwick and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned three portfolio managers has significant day-to-day management responsibilities as of November 30, 2015:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance

1. R. Eric Chadwick	Other Registered Investment	5	1,533	0
	Companies:
	Other Pooled Investment Vehicles:	1	135	0
	Other Accounts:	12	2,029	0

2. Bradford S. Stone	Other Registered Investment	5	1,533	0
	Companies:
	Other Pooled Investment Vehicles:	1	135	0
	Other Accounts:	12	2,029	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for four other closed-end funds, one mutual fund, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:

●	Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

●	Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

●	Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

●	Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2015:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$100,001 to $500,000
Bradford S. Stone	$100,001 to $500,000

*Includes 4,346 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager has beneficial ownership.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Flaherty & Crumrine Preferred Securities Income Fund Incorporated

By (Signature and Title)* /s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date     January 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date     January 26, 2016

By (Signature and Title)* /s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date     January 26, 2016

* Print the name and title of each signing officer under his or her signature.